UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

Fast Radius, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40032	85-3692788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 N. May Street Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 787-1629

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FSRD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FSRDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Overview

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Fast Radius Inc., a Delaware corporation (formerly named ECP Environmental Growth Opportunities Corp. (“ENNV”)) (the “Company”), filed on February 10, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) between the Company and Fast Radius Operations, Inc., a Delaware corporation (formerly named Fast Radius, Inc.) (“Legacy Fast Radius”), on February 4, 2022 (the “Closing Date”).

This Amendment No. 1 is being filed in order to (i) update and supplement certain risk factors under the header “Risk Factors” in Item 2.01 of the Original Report and (ii) include (a) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Fast Radius for the years ended December 31, 2020 and 2021 and (b) the audited financial statements of Legacy Fast Radius as of and for the years ended December 31, 2020 and 2021.

Except as set forth herein, this Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Immediately following the filing of the Form 10-K (as defined below), the Company will amend the pro forma financial statements provided under Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined statement of operations of the Company and Legacy Fast Radius for the year ended December 31, 2021 and the unaudited pro forma condensed combined balance sheet of the Company and Legacy Fast Radius as of December 31, 2021 (the “Pro Formas”) and expects to file the Pro Formas on a further amendment to this Form 8-K as soon as practicable. The Company has filed a notification of late filing on Form 12b-25 with the Securities and Exchange Commission (the “SEC”) with respect to its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) because the Company has experienced unexpected delays in its completion of the audit of ENNV’s financial statements and related disclosures for the year ended December 31, 2021 due to the timing of the Business Combination and the substantial amount of internal resources required in connection therewith. The Company expects to file the Form 10-K as soon as practicable within the extension period provided by Rule 12b-25. As a result, the Company requires additional time to finalize ENNV’s financial statements and related disclosures to be filed as part of the Form 10-K, which is necessary for completion of the Pro Formas.

Restatement

In the process of preparing Legacy Fast Radius’ fourth quarter 2021 financial statements, the Company’s management discovered misstatements related to Legacy Fast Radius’ overstatement of revenue and overstatement and understatement of certain expenses related to the nine month period ended September 30, 2021. On March 28, 2022, the Audit Committee of the Company’s board of directors concluded that Legacy Fast Radius would restate its previously issued financial statements for the nine months ended September 30, 2021. The Company concluded that material weaknesses over financial reporting contributed to the following accounting errors at Legacy Fast Radius:

•

Revenue was recorded incorrectly for transactions which Legacy Fast Radius could not assert that collection from the customer was probable under the requirements of Accounting Standard Codification (“ASC”) 606.

•

Software capitalization costs and the associated amortization were incorrectly calculated and recorded due to errors in tracking the time period when the design, development and testing of the software occurs and is therefore capitalizable under ASC 350-40.

•	Legacy Fast Radius incorrectly accrued certain transaction costs twice.

•	Certain transaction-related fees that were paid were incorrectly classified as operating cash flows on the condensed consolidated statement of cash flows.

Please refer to Note 16 of the audited financial statements of Legacy Fast Radius included in Exhibit 99.1 to this Amendment No. 1 for additional information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Special Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Amendment No. 1 and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Amendment No. 1, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Amendment No. 1, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Amendment No. 1, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Amendment No. 1 and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause the Company’s actual results to differ include:

•	the Company’s ability to execute its business strategy, including monetization of solutions and services provided;

•	the Company’s ability to scale and adapt existing technology, processes, and infrastructure to meet the needs of its business;

•	the Company’s ability to realize the benefits expected from the business combination with Legacy Fast Radius (the “Business Combination”);

•	the Company’s ability to continue to develop new solutions and innovations to meet constantly evolving customer demands;

•	the Company’s ability to acquire or make investments in other businesses, patents, technologies, solutions, or services to grow the business;

•	the Company’s ability to compete in the markets it serves;

•	the Company’s ability to increase brand awareness;

•	the Company’s ability to develop, design, and sell solutions that are differentiated from those of competitors;

•	the Company’s ability to anticipate the impact of the COVID-19 pandemic and its effect on business and financial conditions;

•	the Company’s ability to manage risks associated with operational changes in response to the COVID-19 pandemic;

•	the Company’s ability to retain and hire necessary employees;

•	the Company’s ability to attract, train, and retain effective officers, key employees or directors;

•	the Company’s ability to enhance future operating and financial results;

•	the Company’s ability to comply with laws and regulations applicable to its business;

•	the Company’s ability to stay abreast of modified or new laws and regulations applying to its business, including trade export and privacy regulations;

•	the Company’s ability to anticipate the impact of, and response to, new accounting standards;

•	the Company’s ability to respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events;

•	the Company’s ability to anticipate the significance and timing of contractual obligations;

•	the Company’s ability to maintain key strategic relationships with customers and suppliers;

•	the Company’s ability to respond to uncertainties associated with solution development and market acceptance;

•	the Company’s ability to successfully defend litigation;

•	the Company’s ability to upgrade and maintain information technology systems;

•	the Company’s ability to acquire and protect intellectual property;

•	the Company’s ability to anticipate rapid technological changes;

•	the Company’s ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	the Company’s ability to maintain the listing of its securities on NASDAQ or another national securities exchange;

•	the Company’s ability to effectively respond to general economic and business conditions;

•	the Company’s ability to implement and maintain effective internal controls over financial reporting;

•	the Company’s ability to obtain additional capital, including debt or equity financing;

•

the Company’s ability to successfully deploy the proceeds from the Business Combination and the private placement that occurred substantially concurrently with the consummation of the Business Combination;

•	the Company’s ability to continue as a going concern;

•	the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our solutions;

•	increasing competition in the advanced manufacturing industry;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, and demographic trends; and

•	any defects in new solutions or enhancements to existing solutions.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this Amendment No. 1, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward-looking statements contained in this Amendment No. 1 and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Risk Factors

Unless the context otherwise requires, all references in this subsection to “we”, “us” or “our” refer to the business of Legacy Fast Radius prior to the Closing and to the Company following the Closing.

The following risk factors supplement the risk factors previously provided under the heading “Risk Factors” in the Original Report:

We may face litigation and other risks as a result of the material weaknesses in our internal control over financial reporting.

We have restated our financial statements for the nine months ended September 30, 2021, in the accompanying financial statements included in this Amendment No. 1. As a result of the material weaknesses we have identified in our internal control over financial reporting, the restatement, the adjustments relating to the overstatement of revenue and overstatement and understatement of certain expenses, and other matters raised or that may in the future be raised by the SEC or others, we may be subject to potential litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. We can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition.

We have identified material weaknesses in our internal control over financial reporting. If we fail to remediate the material weaknesses, or if we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls in the future, we may not be able to accurately or timely report our financial condition or results of operations, which may result in material misstatements of our consolidated financial statements or cause us to fail to meet our periodic reporting obligations.

In connection with the audits of our consolidated financial statements for the years ended December 31, 2021 and 2020, our management identified material weaknesses in our internal control over financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim consolidated financial statements will not be prevented or detected on a timely basis. The material weaknesses identified relate to the fact that we did not design or maintain an effective control environment commensurate with our financial reporting requirements, including (a) lack of a sufficient number of trained professionals with an appropriate level of accounting knowledge, training and experience to appropriately analyze, record and disclose accounting matters timely and accurately, and (b) lack of accounting processes, structures, reporting lines and appropriate authorities and responsibilities to achieve financial reporting objectives. This deficiency in our control environment contributed to the following additional deficiencies (each of which individually represents a material weakness) in our internal control over financial reporting:

•

We did not design and maintain formal accounting policies, procedures, and controls to achieve complete, accurate and timely financial accounting, reporting and disclosures, including controls over the preparation and review of account reconciliations, journal entries, and complex transactions; and

•

We did not design and maintain effective controls over segregation of duties for key financial processes and access within IT systems, which includes certain personnel having the ability to both prepare and post manual journal entries without an independent review by someone without the ability to prepare and post manual journal entries.

In addition, in the process of preparing our fourth quarter 2021 financial statements, management discovered misstatements related to the overstatement of revenue and overstatement and understatement of certain expenses related to the nine month period ended September 30, 2021. On March 28, 2022, the Audit Committee of our board of directors concluded that we would restate our previously issued financial statements for the nine months ended September 30, 2021. We concluded that material weaknesses over financial reporting contributed to the following accounting errors:

•	Revenue was recorded incorrectly for transactions which we could not assert that collection from the customer was probable under the requirements of Accounting Standard Codification (“ASC”) 606.

•

Software capitalization costs and the associated amortization were incorrectly calculated and recorded due to errors in tracking the time period when the design, development and testing of the software occurs and is therefore capitalizable under ASC 350-40.

•	We incorrectly accrued certain transaction costs twice.

•	Certain transaction-related fees that were paid were incorrectly classified as operating cash flows on the condensed consolidated statement of cash flows.

Please refer to Note 16 of the audited financial statements of Legacy Fast Radius included in Exhibit 99.1 to this Amendment No. 1 for additional information.

We have begun remediation and will continue to implement several measures, including, among others:

•	engaging a third party to assist with the development of a Sarbanes-Oxley program;

•	hiring additional competent and qualified accounting and reporting personnel with appropriate knowledge and experience of GAAP and SEC financial reporting requirements;

•

establishing and designing internal financial reporting structures and authorizing certain departments or capable and responsible persons to be in charge of the overall financial management and financial objectives of the Company;

•	establishing an ongoing program to provide sufficient additional training to our accounting staff, especially training related to GAAP and SEC financial reporting requirements;

•	designing and preparing accounting policies in accordance with relevant rules, especially in relation to complex and major transactions; and

•	updating our policies and procedures to address segregation of duties for key financial processes.

Although we have begun to implement measures to address the material weaknesses above, including hiring a new Chief Financial Officer and Chief Accounting Officer, the implementation of these measures may not fully address the material weaknesses and deficiencies in our internal controls over financial reporting and there can be no assurance that the measures we have taken to date and actions we may take in the future will be sufficient to remediate these matters. Further, in the future we may determine that we have additional material weaknesses. Our failure to remediate the material weaknesses or failure to identify and address any other material weaknesses or control deficiencies could result in inaccuracies in our consolidated financial statements and could also impair our ability to comply with applicable financial reporting requirements and related regulatory filings on a timely basis, which could cause investors to lose confidence in our reported financial information. At this time, we cannot provide an estimate of costs expected to be incurred in connection with implementing its remediation plan; however, these remediation measures will be time consuming, will result in the incurrence of significant costs, and will place significant demands on our financial and operational resources.

Without obtaining adequate capital funding or improving our financial performance, we may not be able to continue as a going concern.

Our recurring losses from operations and negative cash flows raise substantial doubt about our ability to continue as a going concern without additional capital raising activities. As a result, we have concluded that there is substantial doubt about our ability to continue as a going concern. Similarly, our independent registered public accounting firm included an explanatory paragraph in its report on our consolidated financial statements as of, and for the year ended, December 31, 2021, describing the existence of substantial doubt about our ability to continue as a going concern. We do not believe that the funds raised through the Business Combination will enable us to fund our expansion plans, realize our business objectives and to continue as a going concern for the next twelve months. Failure to secure additional funding may require us to modify, delay, or abandon some of our planned future expansion or development, or to otherwise enact operating cost reductions available to management, which could have a material adverse effect on our business, operating results, financial condition, and ability to achieve our intended business objectives.

Our bookings might not accurately predict our future revenue, and we might not realize all or any part of the anticipated revenues reflected in our bookings.

Our bookings represent the anticipated contract value of goods and services to be delivered in the future under contracts (or purchase orders) which have been executed as well as contracts under negotiation that are priced, fully scoped, verbally awarded, and expected to be executed shortly. Bookings vary from period to period depending on numerous factors, including the overall health of the manufacturing industry, industry consolidation, and sales performance. We expect that the majority of purchase orders included in bookings for a given fiscal quarter will be earned as revenues within the quarter or subsequent four fiscal quarters, with the specific timing determined by the nature and scope of each purchase order, but generally not to exceed one fiscal year. However, in some cases, larger than average, long-term purchase orders may have a delivery schedule that spans beyond four quarters. Executed purchase orders also may be terminated or delayed at any time by our customers for reasons beyond our control. To the extent projects are delayed, the anticipated timing of our revenues could be materially adversely affected.

In the event a customer terminates a contract or purchase order, we are generally entitled to be paid for performance rendered through the termination date and for performance provided in winding down the project. However, we are generally not entitled to receive the full amount of revenues reflected in our bookings in the event of a contract or purchase order termination. A number of factors may affect bookings and the revenues generated from our bookings, including:

•	the size, complexity and duration of the products being manufactured;

•	changes in delivery schedules; and

•	the cancellation or delay of a contract or purchase order.

Although we expect an increase in bookings will generally result in an increase in future revenues to be recognized over time (depending on future contract modifications, contract cancellations and other adjustments), an increase in bookings over a particular period in time does not necessarily correspond to an increase in revenues during a particular period. The timing and extent to which bookings will result in revenues depends on many factors, including the timing of commencement of work, the rate at which we perform services, schedule changes, cancellations and delays, and the nature, duration, size and complexity of the products being manufactured. As a result of these factors, bookings are not necessarily a reliable indicator of future revenues and we might not realize all or any part of the revenues from the authorizations in bookings as of any point in time.

The manufacture and distribution of our products is subject to the risks of doing business in China, which could affect our ability to obtain products from suppliers or control the costs of our products.

The possibility of adverse changes in trade or political relations with China, political instability, increases in labor costs, or the continuation of the COVID-19 pandemic or the outbreak of another pandemic disease in China could severely interfere with the manufacturing and/or shipment of our products and would have a material adverse effect on our operations. Our business operations may be adversely affected by the current and future political environment in China. Our ability to source supplies and products from China may be adversely affected by changes in Chinese laws and regulations (or the interpretation thereof), including those relating to taxation, import and export tariffs, raw materials, environmental regulations, land use rights, property and other matters. Under its current leadership, China’s Communist Party has been pursuing economic reform policies; however, there is no assurance that China’s government will continue to pursue these policies, or that it will not significantly alter these policies without notice. Policy changes could adversely affect our interests through, among other factors: changes in laws and regulations, confiscatory taxation, restrictions on currency conversion, imports or sources of supplies, or the expropriation or nationalization of private enterprises. In addition, electrical shortages, labor shortages or work stoppages may extend the production time necessary to produce our orders. There may be circumstances in the future where we may have to incur higher freight charges to expedite the delivery of product to our customers which could negatively affect our gross profit if we are unable to pass on those charges to our customers.

Our existing and planned global operations subject us to a variety of risks and uncertainties that could adversely affect our business and operating results. Our business is subject to risks associated with selling custom parts and other products in non-United States locations.

For the year ended December 31, 2021, our products and services were distributed in over 25 countries around the world, and we derived approximately 5% of our revenue from these international markets. Accordingly, we face operational risks from doing business internationally.

Our operating results may be affected by volatility in currency exchange rates and our ability to effectively manage our currency transaction risks. Although we currently invoice customers in United States dollars, increases in the value of the dollar relative to foreign currencies may make our products less attractive to foreign customers. We may also incur currency transaction risks when we enter into either a purchase or a sale transaction using a different currency than United States dollars. In such cases, we may suffer an exchange loss because we do not currently engage in currency swaps or other currency hedging strategies to address this risk. As we realize our strategy to expand internationally, our exposure to currency risks may increase. Given the volatility of exchange rates, we can give no assurance that we will be able to effectively manage our currency transaction risks or that any volatility in currency exchange rates will not have an adverse effect on our results of operations.

The shipments of our products to foreign customers and/or end-users may be subject to tariffs and other restrictions imposed by the destination countries. As we procure equipment and materials from foreign suppliers, we may be required to pay import duties and comply with regulations imposed by the United States Customs and Border Protection (“CBP”). Both the U.S. and foreign tariff rates and import restrictions may change from time to time, which could adversely impact our global operations, for example, by decreasing the price competitiveness of our products in foreign markets and/or by increasing our manufacturing costs.

Other risks and uncertainties we face from our global operations include:

•	difficulties in staffing and managing foreign operations;

•	limited protection for the enforcement of contract and intellectual property rights in certain countries where we may sell our products or work with suppliers or other third parties;

•	potentially longer sales and payment cycles and potentially greater difficulties in collecting accounts receivable;

•	costs and difficulties of customizing products for foreign countries;

•	challenges in providing solutions across a significant distance, in different languages and among different cultures;

•	laws and business practices favoring local competition;

•	being subject to a wide variety of complex foreign laws, treaties and regulations and adjusting to any unexpected changes in such laws, treaties, and regulations, including local labor laws;

•	strict laws and regulations governing privacy and data security, including the European Union’s General Data Protection Regulation;

•	uncertainty and resultant political, financial and market instability arising from the United Kingdom’s exit from the European Union;

•	compliance with U.S. laws affecting activities of U.S. companies abroad, including the U.S. Foreign Corrupt Practices Act;

•	tariffs, trade barriers and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets;

•	operating in countries with a higher incidence of corruption and fraudulent business practices;

•	changes in regulatory requirements, including export controls, tariffs and embargoes, other trade restrictions, competition, corporate practices, and data privacy concerns;

•	failure by our distribution partners to comply with local laws or regulations, export controls, tariffs and embargoes or other trade restrictions;

•	potential adverse tax consequences arising from global operations;

•	seasonal reductions in business activity in certain parts of the world, particularly during the summer months in Europe and at year end globally;

•	rapid changes in government, economic and political policies, and conditions; and

•	political or civil unrest or instability, terrorism, war or epidemics and other similar outbreaks or events.

In October 2021, based on an internal review, we became aware of certain additional customs duties likely owed to CBP. We initiated a voluntary prior disclosure to CBP in late 2021 of certain possible errors in the declaration of imported products relating to value, classification, and other matters. As part of our disclosure, we conducted a comprehensive review of our import practices and in March 2022 made a further submission to CBP providing details regarding the possible errors. Based on currently known information, we recognized a $1.0 million charge within “Cost of revenues” in our Consolidated Statement of Operations for the year ended December 31, 2021. The information we submitted will be reviewed by CBP and we may be liable to CBP for additional unpaid duties and interest. The resolution of this prior disclosure could be material to our cash flows in a future period and to our results of operations for any period.

In addition, additive manufacturing has been identified by the U.S. government as an emerging technology and is currently being further evaluated for national security impacts. We expect additional regulatory changes to be implemented that will result in increased and/or new export controls related to additive manufacturing technologies, components and related materials and software. These changes, if implemented, may result in our being required to obtain additional approvals and/or licenses to sell products in the global market.

Our failure to effectively manage the risks and uncertainties associated with our global operations could limit the future growth of our business and adversely affect our business and operating results.

Uncertainty and instability resulting from the conflict between Russia and Ukraine could negatively impact our business, financial condition and operations.

Russia’s recent invasion of Ukraine and the uncertainty surrounding the escalating conflict could negatively impact global and regional financial markets which could result in businesses postponing spending in response to tighter credit, higher unemployment, financial market volatility, negative financial news, and other factors. In addition, our suppliers and contractors may have staff, operations, materials or equipment located in the Ukraine or Russia which could impact our supply chain or services being provided to us. Poor relations between the United States and Russia, sanctions by the United States and the European Union against Russia, and any escalation of political tensions or economic instability in the area could have an adverse impact on our suppliers and contractors. In particular, Russia’s invasion of Ukraine and the increased tensions among the United States, the North Atlantic Treaty Organization and Russia could increase the threat of armed conflict, cyberwarfare and economic instability that could disrupt or delay the operations of these resources in Russia and/or Ukraine, disrupt or delay communication with such resources or the flow of funds to support their operations, or otherwise render our resources unavailable.

We intend to use non-GAAP financial measures in reporting our annual and quarterly results of operations.

As part of our reporting of our annual and quarterly results of operations, we intend to publish measures compiled in accordance with GAAP as well as non-GAAP financial measures, along with a reconciliation between the GAAP and non-GAAP financial measures. The reconciling items adjust amounts reported in accordance with GAAP for certain items which are described in detail in our published results of operations. Our consolidated financial statements themselves do not and will not contain any non-GAAP financial measures.

We believe that our non-GAAP financial measures are meaningful to investors when analyzing our results of operations as this is how our business is managed. The market price of our stock may fluctuate based on future non-GAAP results if investors base their investment decisions on such non-GAAP financial measures. If we decide to alter or curtail the use of non-GAAP financial measures in our quarterly earnings press releases, the market price of our stock could be adversely affected if investors analyze our performance in a different manner.

Further, any failure to accurately report and present our non-GAAP financial measures could cause investors to lose confidence in our reported financial and other information, which would likely have a negative effect on the trading price of our common stock.

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Amendment No. 1 concerning the Company’s consolidated financial statements and supplementary data.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Legacy Fast Radius as of and for the years ended December 31, 2020 and 2021 and the related notes are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Fast Radius for the years ended December 31, 2020 and 2021.

(c) Exhibits.

Exhibit Number	Description

99.1*	Audited financial statements of Legacy Fast Radius as of and for the years ended December 31, 2020 and 2021.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Fast Radius for the years ended December 31, 2020 and 2021.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST RADIUS, INC.

Dated: March 30, 2022

	By:	/s/ Lou Rassey
Lou Rassey
Chief Executive Officer